UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 15, 2026

THERAPEUTICSMD, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220

Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 15, 2026, the Audit Committee of the Board of Directors of TherapeuticsMD, Inc., a Nevada corporation (the “Company”), approved the appointment of Carr, Riggs & Ingram, L.L.C. (“CRI”) as the Company’s independent registered public accounting firm, effective immediately. In connection therewith, Berkowitz Pollack Brant Advisors + CPAs (“BPB”), the Company’s prior independent registered public accounting firm, ceased serving as the Company’s independent registered public accounting firm as a result of a transaction pursuant to which CRI acquired certain assets related to the capital markets practice of BPB.

BPB’s audit reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2024 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that BPB’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2024 and December 31, 2023 included an explanatory paragraph describing the uncertainty of the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2025 and December 31, 2024 through the date of dismissal: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with BPB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPB, would have caused BPB to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods, and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BPB with a copy of this Current Report on Form 8-K (this “Report”) prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that BPB furnish the Company with a letter addressed to the SEC stating whether BPB agrees with the statements made by the Company in this Report and, if not, stating the respects, if any, in which BPB does not agree with such statements. The letter of BPB addressed to the Securities and Exchange Commission is attached hereto as Exhibit 16.1.

During the years ended December 31, 2025 and December 31, 2024 and through the date of their appointment, neither the Company nor anyone acting on its behalf consulted with CRI regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CRI concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

16.1	Letter from Berkowitz Pollack Brant Advisors + CPAs to the Securities and Exchange Commission, dated January 20, 2026.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2026	THERAPEUTICSMD, INC.

/s/ Marlan Walker
Marlan Walker
Chief Executive Officer

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